Exhibit 99.1

GENERAL CABLE CORPORATION

CERTIFICATION UNDER
18 U.S.C. § 1350,
AS ADOPTED UNDER
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of General Cable Corporation’s (the “Company”) Annual Report on Form 10-K for the year ending December 31, 2002 with the Securities and Exchange Commission on the date below (the “Report”), I, Gregory B. Kenny, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory B. Kenny Gregory B. Kenny Chief Executive Officer

Date: March 28, 2003

A signed original of this written statement required by Section 906 has been provided to General Cable Corporation and will be retained by General Cable Corporation and furnished to the Securities and Exchange Commission or its staff upon request.